UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 13, 2018

ATLANTIC AMERICAN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-3722	58-1027114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, N.E., Atlanta, Georgia	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 266-5500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 13, 2018, the Audit Committee (the “Audit Committee”) of the Board of Directors of Atlantic American Corporation (the “Company”) approved the appointment of Dixon Hughes Goodman LLP (“Dixon Hughes”) as the Company’s independent registered public accounting firm, commencing with the quarter ending September 30, 2018 and for the fiscal year ending December 31, 2018.  In connection with the selection of Dixon Hughes, on September 13, 2018 the Audit Committee approved terminating the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.

The audit reports of BDO on the Company’s consolidated financial statements as of and for the years ended December 31, 2016 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2017, and through the date hereof, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission indicating whether or not BDO agrees with the disclosures contained herein and , if not, the respects in which it does not agree.  A copy of BDO's letter, dated September 14, 2018, confirming its agreement with such statements is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2016 and 2017, and through the date hereof, neither the Company nor anyone on its behalf consulted with Dixon Hughes with respect to any matter or event that would require disclosure under Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from BDO to the Securities and Exchange Commission dated September 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By:	/s/ J. Ross Franklin
J. Ross Franklin
Vice President and Chief Financial Officer
September 17, 2018